EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Collier Creek Holdings (the “Company”) on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason K. Giordano, Co-Executive Chairman  of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2019

/s/ Jason K. Giordano
Name:	Jason K. Giordano
Title:	Co-Executive Chairman
(Principal Executive Officer and Principal Financial And Accounting Officer)